Flying Cloud Power Partner LLC

Balance Sheet

as of March 31, 2004

Unaudited

2004
Current Assets
Cash and cash equivalents	$—
Accounts Receivable, net	376,308
Inventory	—
Prepaid expenses and other	—
FAS 133 derivative - current	—
Margin and other deposits	—

Total Current Assets	376,308

Property, Plant and Equipment
Production plant and operating equipment	47,204,621
Furniture, fixtures and other	—
Construction work in process	—

47,204,621
Accumulated depreciation	(361,670)

Net Property, Plant and Equipment	46,842,951

Other Assets
Goodwill	—
Investment in unconsolidated subsidiary	—
FAS 133 derivative - non-current	—
Other assets	—

Total other assets	—

TOTAL ASSETS	$47,219,259

Current Liabilities
Capital lease - current	$—
Accounts payable	80,417
Due to affiliate	46,074,441
Income taxes payable	—
Margin deposits	—
FAS 133 derivatives - current	—
Other liabilities	—

Total current liabilities	46,154,858

Debt and other liabilities
Intercompany notes payable	—
Capital lease - non-current	—
Deferred income taxes	—
FAS 133 derivatives - non-current	—
Other deferred liabilities	220,722

Total other liabilities	220,722

Shareholder Equity
Common stock	—
Foreign currency translation adjustment	—
Retained earning	843,679

Total shareholder equity	843,679

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	$47,219,259

Flying Cloud Power Partner LLC

Statement of Income

Year ended March 31, 2004

Unaudited

2004
Revenues	$1,381,353

Expense
Purchased energy	171,404
Unrealized purchases loss from origination and marketing	—
Natural gas	—
Operations and maintenance	—
Administration and general	—
Depreciation and amortization	361,670
Property taxes	4,600

537,674

Operating income (loss)	843,679
Interest expense and other (income) expense
Loss (earnings) from unconsolidated joint venture	—
Interest (income) expense and other, net	—

Income (loss) before income taxes and accounting change	843,679
Income (tax) benefit	—

Net Income (loss)	$843,679

Flying Cloud Power Partner LLC

Statement of Cash Flows

Year ended March 31, 2004

Unaudited

OPERATING ACTIVITIES
Net income	$843,679
Adjustments to reconcile net income to net cash used by operating activities
Cumulative effect of accounting change, net of tax	—
Unrealized loss on derivative instruments	—
Depreciation and amortization	361,670
Deferred income tax, net	—
Other	—
Loss (gain) on sale of assets or subsidiary	—
Accounts receivable, prepayments, and other assets	(376,308)
Margin deposits	—
Inventories	—
Accounts payable and other accrued liabilities	80,417
Customer margin deposits	—
Other	—

Net cash used by operating activities	909,458

INVESTING ACTIVITIES
Capital expenditures	(46,983,899)
Purchase of a business	—
Proceeds from asset sales	—
Investment in unconsolidated subsidiary	—
Other	—

Net cash used in investing activities	(46,983,899)

FINANCING ACTIVITIES
Proceeds from tax adjustment	—
Proceeds from affiliates’ notes payable	46,074,441
Principal payments for capital lease obligations	—
Other	—

Net cash provided by financing activities	46,074,441

Decrease in cash and cash equivalents	—
Effect of exchange rate	—
Cash and cash equivalents at beginning of year	—

Cash and cash equivalents at end of year	$—

Klamath Energy LLC

Balance Sheet

Year ended March 31, 2004

Unaudited

	2004
Current Assets
Cash and cash equivalents	$—	$—
Accounts Receivable, net	—	—
Inventory	291,117		291,117
Prepaid expenses and other	97,310	85,601	11,709
FAS 133 derivative - current	—	—	—
Margin and other deposits	—	—	—

Total Current Assets	388,427	85,601

			—
Property, Plant and Equipment			—
Production plant and operating equipment	51,428,018	51,260,999	167,019
Furniture, fixtures and other	4,513		4,513
Construction work in process	1,705,886		1,705,886

	53,138,417	51,260,999
Accumulated depreciation	(2,604,931)	(1,163,974)	(1,440,957)	(1,691)

Net Property, Plant and Equipment	50,533,486	50,097,025

			—
Other Assets			—
Goodwill	—	—	—
Investment in unconsolidated subsidiary	—	—	—
FAS 133 derivative - non-current	—	—	—
Other assets	—	—	—

Total other assets	—	—	—

			—
TOTAL ASSETS	$50,921,913	$50,182,626

			—
			—
Current Liabilities			—
Capital lease - current	$—	$—	—
Accounts payable	33,936	238,480	204,544
Due to affiliate	51,807,044	50,990,241	(816,803)
Income taxes payable	—		—
Margin deposits	—	—	—
FAS 133 derivatives - current	—	—	—
Other liabilities	—	—	—

Total current liabilities	51,840,980	51,228,721

			—
Debt and other liabilities			—
Intercompany notes payable	—	—	—
Capital lease - non-current	—	—	—
Deferred income taxes	—	—	—
FAS 133 derivatives - non-current	—	—	—
Other deferred liabilities	32,596		(32,596)

Total other liabilities	32,596	—

			—
Shareholder Equity			—
Common stock	—	—	—
Foreign currency translation adjustment	—	—	—
Retained earning	(951,663)	(1,046,095)	(94,432)

Total shareholder equity	(951,663)	(1,046,095)

			—
TOTAL LIABILITIES AND SHAREHOLDER EQUITY	$50,921,913	$50,182,626

	—	—

Klamath Energy LLC

Statement of Income

as of March 31, 2004

Unaudited

2004
Revenues	$2,447,064

Expense
Purchased energy	541,636
Unrealized purchases loss from origination and marketing	—
Natural gas	—
Operations and maintenance	—
Administration and general	—
Depreciation and amortization	1,439,266
Property taxes	369,195

2,350,097

Operating income (loss)	96,967
Interest expense and other (income) expense
Loss (earnings) from unconsolidated joint venture	—
Interest (income) expense and other, net	—

Income (loss) before income taxes and accounting change	96,967
Income (tax) benefit	—
Cumulative effect of accounting change, net	2,535

Net Income (loss)	$94,432

Klamath Energy LLC

Statement of Cash Flows

Year ended March 31,

Unaudited

OPERATING ACTIVITIES
Net income	$94,432
Adjustments to reconcile net income to net cash used by operating activities
Cumulative effect of accounting change, net of tax	2,535
Unrealized loss on derivative instruments	—
Depreciation and amortization	1,439,266
Deferred income tax, net	—
Other	—
Loss (gain) on sale of assets or subsidiary	—
Accounts receivable, prepayments, and other assets	(10,018)
Margin deposits	—
Inventories	(291,117)
Accounts payable and other accrued liabilities	(207,079)
Customer margin deposits	—
Other	—

Net cash used by operating activities	1,028,019

INVESTING ACTIVITIES
Capital expenditures	(1,844,822)
Purchase of a business	—
Proceeds from asset sales	—
Investment in unconsolidated subsidiary	—
Other	—

Net cash used in investing activities	(1,844,822)

FINANCING ACTIVITIES
Proceeds from tax adjustment	—
Proceeds from affiliates’ notes payable	816,803
Principal payments for capital lease obligations	—
Other	—

Net cash provided by financing activities	816,803

Decrease in cash and cash equivalents	—
Effect of exchange rate	—
Cash and cash equivalents at beginning of year	—

Cash and cash equivalents at end of year	$—

—

Klondike Wind Power LLC

Balance Sheet

as of March 31, 2004

Unaudited

	2004
Current Assets
Cash and cash equivalents	$—	$—
Accounts Receivable, net	187,320	249,620	(62,300)
Inventory	—		—
Prepaid expenses and other	402,693	51,427	351,266
FAS 133 derivative - current	—	—	—
Margin and other deposits	—	—	—

Total Current Assets	590,013	301,047

			—
Property, Plant and Equipment			—
Production plant and operating equipment	17,138,303	16,894,258	244,045
Furniture, fixtures and other	—		—
Construction work in process	1,420,635		1,420,635

	18,558,939	16,894,258
Accumulated depreciation	(757,061)		(757,061)	(428)

Net Property, Plant and Equipment	17,801,878	16,894,258

			—
			—
Other Assets			—
Goodwill	—	—	—
Investment in unconsolidated subsidiary	—	—	—
FAS 133 derivative - non-current	—	—	—
Other assets	—	—	—

Total other assets	—	—	—

TOTAL ASSETS	$18,391,891	$17,195,305

			—
			—
Current Liabilities			—
Capital lease - current	$—	$—	—
Accounts payable	1,643	98,692	97,049
Due to affiliate	17,472,900	16,913,907	(558,993)
Income taxes payable	—		—
Margin deposits	—	—	—
FAS 133 derivatives - current	—	—	—
Other liabilities	142,500	—	(142,500)

Total current liabilities	17,617,043	17,012,599

			—
Debt and other liabilities			—
Intercompany notes payable	—	—	—
Capital lease - non-current	—	—	—
Deferred income taxes	—	—	—
FAS 133 derivatives - non-current	—	—	—
Other deferred liabilities	137,526		(137,526)

Total other liabilities	137,526	—

			—
Shareholder Equity			—
Common stock	—	—	—
Foreign currency translation adjustment	—	—	—
Retained earning	637,322	182,706	(454,616)

Total shareholder equity	637,322	182,706

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	$18,391,891	$17,195,305	—

	0	—

Klondike Wind Power LLC

Statement of Income

Year ended March 31, 2004

Unaudited

	2004
Revenues	$2,054,973

Expense
Purchased energy	582,864
Unrealized purchases loss from origination and marketing	—
Natural gas	—
Operations and maintenance	—
Administration and general	—
Depreciation and amortization	756,633
Property taxes	258,756

	1,598,253

Operating income (loss)	456,720
Interest expense and other (income) expense
Loss (earnings) from unconsolidated joint venture	—
Interest (income) expense and other, net	—

Income (loss) before income taxes and accounting change	456,720
Income (tax) benefit	—
Cumulative effect of accounting change, net	2,104

Net Income (loss)	$454,616

Klondike Wind Power LLC Statement of Cash Flows Year ended March 31, Unaudited
OPERATING ACTIVITIES
Net income	$454,616
Adjustments to reconcile net income to net cash used by operating activities
Cumulative effect of accounting change, net of tax	2,104
Unrealized loss on derivative instruments	—
Depreciation and amortization	756,633
Deferred income tax, net	—
Other	—	extraordinary change
Loss (gain) on sale of assets or subsidiary	—
Accounts receivable, prepayments, and other assets	(288,538)
Margin deposits	—
Inventories	—
Accounts payable and other accrued liabilities	(99,153)
Customer margin deposits	—
Other	—

Net cash used by operating activities	825,662

INVESTING ACTIVITIES
Capital expenditures	(1,384,655)
Purchase of a business	—
Proceeds from asset sales	—
Investment in unconsolidated subsidiary	—
Other	—

Net cash used in investing activities	(1,384,655)

FINANCING ACTIVITIES
Proceeds from tax adjustment	—
Proceeds from affiliates’ notes payable	558,993
Principal payments for capital lease obligations	—
Other	—

Net cash provided by financing activities	558,993

Decrease in cash and cash equivalents	—
Effect of exchange rate	—
Cash and cash equivalents at beginning of year	—

Cash and cash equivalents at end of year	$—

	—

Moraine Wind LLC

Balance Sheet

as of March 31, 2004

Unaudited

2004
Current Assets
Cash and cash equivalents	$—	$—
Accounts Receivable, net	824,715	—	824,715
Inventory	—		—
Prepaid expenses and other	—		—
FAS 133 derivative - current	—	—	—
Margin and other deposits	—	—	—

Total Current Assets	824,715	—

—
Property, Plant and Equipment			—
Production plant and operating equipment	55,240,242		55,240,242
Furniture, fixtures and other	—		—
Construction work in process	—		—

	55,240,242	—
Accumulated depreciation	(421,112)		(421,112)	—

Net Property, Plant and Equipment	54,819,130	—

—
Other Assets			—
Goodwill	—	—	—
Investment in unconsolidated subsidiary	—	—	—
FAS 133 derivative - non-current	—	—	—
Other assets	—	—	—

Total other assets	—	—	—

TOTAL ASSETS	$55,643,845	$—	—

—
—
Current Liabilities			—
Capital lease - current	$—	$—	—
Accounts payable	152,255		(152,255)
Due to affiliate	54,184,038	2,244	(54,181,794)
Income taxes payable	—		—
Margin deposits	—	—	—
FAS 133 derivatives - current	—	—	—
Other liabilities	—	—	—

Total current liabilities	54,336,293	2,244

—
Debt and other liabilities			—
Intercompany notes payable	—	—	—
Capital lease - non-current	—	—	—
Deferred income taxes	—	—	—
FAS 133 derivatives - non-current	—	—	—
Other deferred liabilities	195,065		(195,065)

Total other liabilities	195,065	—

Shareholder Equity			—
Common stock	—	—	—
Foreign currency translation adjustment	—	—	—
Retained earning	1,112,487	(2,244)	(1,114,731)

Total shareholder equity	1,112,487	(2,244)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	$55,643,845	$—	—

	—	—

Moraine Wind LLC

Statement of Income

Year ended March 31, 2004

Unaudited

2004
Revenues	$1,796,948

Expense
Purchased energy	209,305
Unrealized purchases loss from origination and marketing	—
Natural gas	—
Operations and maintenance	—
Administration and general	—
Depreciation and amortization	421,112
Property taxes	51,800

682,217

Operating income (loss)	1,114,731
Interest expense and other (income) expense
Loss (earnings) from unconsolidated joint venture	—
Interest (income) expense and other, net	—

Income (loss) before income taxes and accounting change	1,114,731
Income (tax) benefit	—

Net Income (loss)	$1,114,731

Moraine Wind LLC

Statement of Cash Flows

Year ended March 31,

Unaudited

OPERATING ACTIVITIES
Net income	$1,114,731
Adjustments to reconcile net income to net cash used by operating activities
Cumulative effect of accounting change, net of tax	—
Unrealized loss on derivative instruments	0
Depreciation and amortization	421,112
Deferred income tax, net	0
Other	—
Loss (gain) on sale of assets or subsidiary	—
Accounts receivable, prepayments, and other assets	(824,715)
Margin deposits	—
Inventories	—
Accounts payable and other accrued liabilities	152,255
Customer margin deposits	—
Other	—

Net cash used by operating activities	863,383

INVESTING ACTIVITIES
Capital expenditures	(55,045,177)
Purchase of a business	—
Proceeds from asset sales	—
Investment in unconsolidated subsidiary	—
Other	—

Net cash used in investing activities	(55,045,177)

FINANCING ACTIVITIES
Proceeds from tax adjustment	—
Proceeds from affiliates’ notes payable	54,181,794
Principal payments for capital lease obligations	—
Other	—

Net cash provided by financing activities	54,181,794

Decrease in cash and cash equivalents	—
Effect of exchange rate	—
Cash and cash equivalents at beginning of year	—

Cash and cash equivalents at end of year	$—

—

Phoenix Wind Power LLC

Balance Sheet

as of March 31, 2004

Unaudited

	2004
Current Assets
Cash and cash equivalents	$—	$—
Accounts Receivable, net	—	—	—
Inventory	—		—
Prepaid expenses and other	6,352		6,352
FAS 133 derivative - current	—	—	—
Margin and other deposits	2,700	—	2,700

Total Current Assets	9,052	—

			—
Property, Plant and Equipment			—
Production plant and operating equipment	2,659,580	2,613,212	46,368
Furniture, fixtures and other	—		—
Construction work in process	—		—

	2,659,580	2,613,212
Accumulated depreciation	(429,273)	(323,284)	(105,989)	0

Net Property, Plant and Equipment	2,230,307	2,289,928

			—
Other Assets			—
Goodwill	—	—	—
Investment in unconsolidated subsidiary	—	—	—
FAS 133 derivative - non-current	—	—	—
Other assets	—	—	—

Total other assets	—	—	—

TOTAL ASSETS	$2,239,359	$2,289,928	—

			—
			—
Current Liabilities			—
Capital lease - current	$—	$—	—
Accounts payable	191,639	—	(191,639)
Due to affiliate	1,836,678	1,750,879	(85,799)
Income taxes payable	—		—
Margin deposits	—	—	—
FAS 133 derivatives - current	—	—	—
Other liabilities	—	—	—

Total current liabilities	2,028,317	1,750,879

			—
Debt and other liabilities			—
Intercompany notes payable	—	—	—
Capital lease - non-current	—	—	—
Deferred income taxes	—	—	—
FAS 133 derivatives - non-current	—	—	—
Other deferred liabilities	46,367		(46,367)

Total other liabilities	46,367	—

			—
Shareholder Equity			—
Common stock	—	—	—
Foreign currency translation adjustment	—	—	—
Retained earning	164,675	539,049	374,374

Total shareholder equity	164,675	539,049

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	$2,239,359	$2,289,928	—

	—	—

Phoenix Wind Power LLC

Statement of Income

Year ended March 31, 2004

Unaudited

2004
Revenues	$140,538

Expense
Purchased energy	273,715
Unrealized purchases loss from origination and marketing	—
Natural gas	—
Operations and maintenance	—
Administration and general	116,150
Depreciation and amortization	105,989
Property taxes	19,058

514,912

Operating income (loss)	(374,374)
Interest expense and other (income) expense
Loss (earnings) from unconsolidated joint venture	—
Interest (income) expense and other, net	—

Income (loss) before income taxes and accounting change	(374,374)
Income (tax) benefit	—

Net Income (loss)	$(374,374)

Phoenix Wind Power LLC

Statement of Cash Flows

Year ended March 31,

Unaudited

OPERATING ACTIVITIES
Net income	$(374,374)
Adjustments to reconcile net income to net cash used by operating activities
Cumulative effect of accounting change, net of tax	—
Unrealized loss on derivative instruments	—
Depreciation and amortization	105,989
Deferred income tax, net	—
Other	—
Loss (gain) on sale of assets or subsidiary	—
Accounts receivable, prepayments, and other assets	(6,352)
Margin deposits	(2,700)
Inventories	—
Accounts payable and other accrued liabilities	191,638
Customer margin deposits	—
Other	—

Net cash used by operating activities	(85,799)

INVESTING ACTIVITIES
Capital expenditures	—
Purchase of a business	—
Proceeds from asset sales	—
Investment in unconsolidated subsidiary	—
Other	—

Net cash used in investing activities	—

FINANCING ACTIVITIES
Proceeds from tax adjustment	—
Proceeds from affiliates’ notes payable	85,799
Principal payments for capital lease obligations	—
Other	—

Net cash provided by financing activities	85,799

Decrease in cash and cash equivalents	—
Effect of exchange rate	—
Cash and cash equivalents at beginning of year	—

Cash and cash equivalents at end of year	$—

—

Mountain View Power Partners III LLC

Balance Sheet

as of March 31, 2004

Unaudited

2004
Current Assets
Cash and cash equivalents	$—
Accounts Receivable, net	164,162
Inventory	—
Prepaid expenses and other	106,960
FAS 133 derivative - current	—
Margin and other deposits	128,000

Total Current Assets	399,122

Property, Plant and Equipment
Land	1,959,891
Production plant and operating equipment	31,032,945
Furniture, fixtures and other	—
Construction work in process	—

32,992,836
Accumulated depreciation	(255,288)

Net Property, Plant and Equipment	32,737,548

Other Assets
Goodwill	—
Investment in unconsolidated subsidiary	—
FAS 133 derivative - non-current	—
Other assets	—

Total other assets	—

TOTAL ASSETS	$33,136,670

Current Liabilities
Capital lease - current	$—
Accounts payable	74,291
Due to affiliate	32,701,172
Income taxes payable	—
Margin deposits	—
FAS 133 derivatives - current	—
Other liabilities	—

Total current liabilities	32,775,463

Debt and other liabilities
Intercompany notes payable	—
Capital lease - non-current	—
Deferred income taxes	—
FAS 133 derivatives - non-current	—
Other deferred liabilities	269,830

Total other liabilities	269,830

Shareholder Equity
Common stock	—
Foreign currency translation adjustment	—
Retained earning	91,377

Total shareholder equity	91,377

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	$33,136,670

Mountain View Power Partners III LLC

Statement of Income

Year ended March 31, 2004

Unaudited

2004
Revenues	$544,141

Expense
Purchased energy	108,975
Unrealized purchases loss from origination and marketing	—
Natural gas	—
Operations and maintenance	—
Administration and general	—
Depreciation and amortization	255,289
Property taxes	88,500

452,764

Operating income (loss)	91,377
Interest expense and other (income) expense
Loss (earnings) from unconsolidated joint venture	—
Interest (income) expense and other, net	—

Income (loss) before income taxes and accounting change	91,377
Income (tax) benefit	—

Net Income (loss)	$91,377

Mountain View Power Partners III LLC

Statement of Cash Flows

Year ended March 31, 2004

Unaudited

OPERATING ACTIVITIES
Net income	$91,377
Adjustments to reconcile net income to net cash used by operating activities
Cumulative effect of accounting change, net of tax	—
Unrealized loss on derivative instruments	—
Depreciation and amortization	255,289
Deferred income tax, net	—
Other	—
Loss (gain) on sale of assets or subsidiary	—
Accounts receivable, prepayments, and other assets	(271,123)
Margin deposits	(128,000)
Inventories	—
Accounts payable and other accrued liabilities	74,291
Customer margin deposits	—
Other	—

Net cash used by operating activities	21,834

INVESTING ACTIVITIES
Capital expenditures	(32,723,006)
Purchase of a business	—
Proceeds from asset sales	—
Investment in unconsolidated subsidiary	—
Other	—

Net cash used in investing activities	(32,723,006)

FINANCING ACTIVITIES
Proceeds from tax adjustment	—
Proceeds from affiliates’ notes payable	32,701,172
Principal payments for capital lease obligations	—
Other	—

Net cash provided by financing activities	32,701,172

Decrease in cash and cash equivalents	—
Effect of exchange rate	—
Cash and cash equivalents at beginning of year	—

Cash and cash equivalents at end of year	$—

Colorado Green Holdings LLC

Balance Sheet

as of December 31, 2003

Unaudited

2003
Current Assets
Cash and cash equivalents	$508
Accounts Receivable, net	372,628
Inventory	—
Prepaid expenses and other	868,332
FAS 133 derivative - current	—
Margin and other deposits	—

Total Current Assets	1,241,468

Property, Plant and Equipment
Production plant and operating equipment	201,089,597
Land	18,068
Other	411,932

201,519,597
Accumulated depreciation	(316,257)

Net Property, Plant and Equipment	201,203,340

Other Assets
Goodwill	—
Investment in unconsolidated subsidiary	—
FAS 133 derivative - non-current	—
Other assets	—

Total other assets	—

TOTAL ASSETS	$202,444,808

Current Liabilities
Capital lease - current	$—
Accounts payable	6,148,060
Due to affiliate	—
Income taxes payable	—
Margin deposits	—
FAS 133 derivatives - current	—
Other liabilities	—

Total current liabilities	6,148,060

Debt and other liabilities
Other long term notes payable	—
Construction note, convertible to long term note	116,988,478
Deferred income taxes	—
FAS 133 derivatives - non-current	—
Asset retirement obligation	764,920

Total other liabilities	117,753,398

Member’s equity
Contributed capital	78,489,162
Foreign currency translation adjustment	—
Retained earning	54,188

Total shareholder equity	78,543,350

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	$202,444,808

Colorado Green Holdings LLC

Statement of Income

Year ended December 31, 2003

Unaudited

2003
Revenues	$372,628

Expense
Purchased energy	—
Unrealized purchases loss from origination and marketing	—
Natural gas	—
Operations and maintenance	—
Administration and general	—
Depreciation and amortization	316,257
Property taxes	2,541

318,798

Operating income (loss)	53,830
Interest expense and other (income) expense
Loss (earnings) from unconsolidated joint venture	—
Interest (income) expense and other, net	(358)

Income (loss) before income taxes and accounting change	54,188
Income (tax) benefit	—

Net Income (loss)	$54,188

Colorado Green Holdings LLC

Statement of Cash Flows

Year ended December 31, 2003

Unaudited

OPERATING ACTIVITIES
Net income	$54,188
Adjustments to reconcile net income to net cash used by operating activities
Cumulative effect of accounting change, net of tax	—
Unrealized loss on derivative instruments	—
Depreciation and amortization	316,257
Deferred income tax, net	—
Other	—
Loss (gain) on sale of assets or subsidiary	—
Accounts receivable, prepayments, and other assets	(1,240,960)
Margin deposits	—
Inventories	—
Accounts payable and other accrued liabilities	6,148,060
Customer margin deposits	—
Other	—

Net cash used by operating activities	5,277,545

INVESTING ACTIVITIES
Capital expenditures	(200,754,677)
Purchase of a business	—
Proceeds from asset sales	—
Investment in unconsolidated subsidiary	—
Other	—

Net cash used in investing activities	(200,754,677)

FINANCING ACTIVITIES
Proceeds from note issuance	116,988,478
Proceeds from affiliates’ notes payable	—
Proceeds from contributed capital	78,489,162
Other	—

Net cash provided by financing activities	195,477,640

Increase in cash and cash equivalents	508
Effect of exchange rate	—
Cash and cash equivalents at beginning of year	—

Cash and cash equivalents at end of year	$508

PPM Alta Mesa LLC

Balance Sheet

as of March 31, 2004

Unaudited

2004
Current Assets
Cash and cash equivalents	$—
Accounts Receivable, net	—
Inventory	—
Prepaid expenses and other	—
FAS 133 derivative - current	—
Margin and other deposits	—

Total Current Assets	—

Property, Plant and Equipment
Production plant and operating equipment	—
Furniture, fixtures and other	—
Construction work in process	—

—
Accumulated depreciation	—

Net Property, Plant and Equipment	—

Other Assets
Goodwill	—
Investment in unconsolidated subsidiary	—
FAS 133 derivative - non-current	—
Other assets	—

Total other assets	—

TOTAL ASSETS	$—

Current Liabilities
Capital lease - current	$—
Accounts payable	—
Due to affiliate	—
Income taxes payable	—
Margin deposits	—
FAS 133 derivatives - current	—
Other liabilities	—

Total current liabilities	—

Debt and other liabilities
Intercompany notes payable	—
Capital lease - non-current	—
Deferred income taxes	—
FAS 133 derivatives - non-current	—
Other deferred liabilities	—

Total other liabilities	—

Shareholder Equity
Common stock	—
Foreign currency translation adjustment	—
Retained earning	—

Total shareholder equity	—

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	$—

PPM Alta Mesa LLC

Statement of Income

Year ended March 31, 2004

Unaudited

2004
Revenues	$—

Expense
Purchased energy	—
Unrealized purchases loss from origination and marketing	—
Natural gas	—
Operations and maintenance	—
Administration and general	—
Depreciation and amortization	—
Property taxes	—

—

Operating income (loss)	—
Interest expense and other (income) expense
Loss (earnings) from unconsolidated joint venture	—
Interest (income) expense and other, net	—

Income (loss) before income taxes and accounting change	—
Income (tax) benefit	—

Net Income (loss)	$—

PPM Alta Mesa LLC

Statement of Cash Flows

Year ended March 31, 2004

Unaudited

OPERATING ACTIVITIES
Net income	$—
Adjustments to reconcile net income to net cash used by operating activities
Cumulative effect of accounting change, net of tax	—
Unrealized loss on derivative instruments	—
Depreciation and amortization	—
Deferred income tax, net	—
Other	—
Loss (gain) on sale of assets or subsidiary	—
Accounts receivable, prepayments, and other assets	—
Margin deposits	—
Inventories	—
Accounts payable and other accrued liabilities	—
Customer margin deposits	—
Other	—

Net cash used by operating activities	—

INVESTING ACTIVITIES
Capital expenditures	—
Purchase of a business	—
Proceeds from asset sales	—
Investment in unconsolidated subsidiary	—
Other	—

Net cash used in investing activities	—

FINANCING ACTIVITIES
Proceeds from tax adjustment	—
Proceeds from affiliates’ notes payable	—
Principal payments for capital lease obligations	—
Other	—

Net cash provided by financing activities	—

Decrease in cash and cash equivalents	—
Effect of exchange rate	—
Cash and cash equivalents at beginning of year	—
Cash and cash equivalents at end of year	$—

—

Ivanhoe Wind Energy LLC

Balance Sheet

as of March 31, 2004

Unaudited

2004
Current Assets
Cash and cash equivalents	$—
Accounts Receivable, net	—
Inventory	—
Prepaid expenses and other	—
FAS 133 derivative - current	—
Margin and other deposits	—

Total Current Assets	—

Property, Plant and Equipment
Production plant and operating equipment	—
Furniture, fixtures and other	—
Construction work in process	—

—
Accumulated depreciation	—

Net Property, Plant and Equipment	—

Other Assets
Goodwill	—
Investment in unconsolidated subsidiary	—
FAS 133 derivative - non-current	—
Other assets	—

Total other assets	—

TOTAL ASSETS	$—

Current Liabilities
Capital lease - current	$—
Accounts payable	—
Due to affiliate	—
Income taxes payable	—
Margin deposits	—
FAS 133 derivatives - current	—
Other liabilities	—

Total current liabilities	—

Debt and other liabilities
Intercompany notes payable	—
Capital lease - non-current	—
Deferred income taxes	—
FAS 133 derivatives - non-current	—
Other deferred liabilities	—

Total other liabilities	—

Shareholder Equity
Common stock	—
Foreign currency translation adjustment	—
Retained earning	—

Total shareholder equity	—

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	$—

Ivanhoe Wind Energy LLC

Statement of Income

Year ended March 31, 2004

Unaudited

2004
Revenues	$—

Expense
Purchased energy	—
Unrealized purchases loss from origination and marketing	—
Natural gas	—
Operations and maintenance	—
Administration and general	—
Depreciation and amortization	—
Property taxes	—

—

Operating income (loss)	—
Interest expense and other (income) expense
Loss (earnings) from unconsolidated joint venture	—
Interest (income) expense and other, net	—

Income (loss) before income taxes and accounting change	—
Income (tax) benefit	—

Net Income (loss)	$—

Ivanhoe Wind Energy LLC

Statement of Cash Flows

Year ended March 31, 2004

Unaudited

OPERATING ACTIVITIES
Net income	$—
Adjustments to reconcile net income to net cash used by operating activities
Cumulative effect of accounting change, net of tax	—
Unrealized loss on derivative instruments	—
Depreciation and amortization	—
Deferred income tax, net	—
Other	—
Loss (gain) on sale of assets or subsidiary	—
Accounts receivable, prepayments, and other assets	—
Margin deposits	—
Inventories	—
Accounts payable and other accrued liabilities	—
Customer margin deposits	—
Other	—

Net cash used by operating activities	—

INVESTING ACTIVITIES
Capital expenditures	—
Purchase of a business	—
Proceeds from asset sales	—
Investment in unconsolidated subsidiary	—
Other	—

Net cash used in investing activities	—

FINANCING ACTIVITIES
Proceeds from tax adjustment	—
Proceeds from affiliates’ notes payable	—
Principal payments for capital lease obligations	—
Other	—

Net cash provided by financing activities	—

Decrease in cash and cash equivalents	—
Effect of exchange rate	—
Cash and cash equivalents at beginning of year	—

Cash and cash equivalents at end of year	$—

Mountain View Green LLC

Balance Sheet

as of March 31, 2004

Unaudited

2004
Current Assets
Cash and cash equivalents	$—
Accounts Receivable, net	—
Inventory	—
Prepaid expenses and other	—
FAS 133 derivative - current	—
Margin and other deposits	—

Total Current Assets	—

Property, Plant and Equipment
Production plant and operating equipment	—
Furniture, fixtures and other	—
Construction work in process	—

—
Accumulated depreciation	—

Net Property, Plant and Equipment	—

Other Assets
Goodwill	—
Investment in unconsolidated subsidiary	—
FAS 133 derivative - non-current	—
Other assets	—

Total other assets	—

TOTAL ASSETS	$—

Current Liabilities
Capital lease - current	$—
Accounts payable	—
Due to affiliate	—
Income taxes payable	—
Margin deposits	—
FAS 133 derivatives - current	—
Other liabilities	—

Total current liabilities	—

Debt and other liabilities
Intercompany notes payable	—
Capital lease - non-current	—
Deferred income taxes	—
FAS 133 derivatives - non-current	—
Other deferred liabilities	—

Total other liabilities	—

Shareholder Equity
Common stock	—
Foreign currency translation adjustment	—
Retained earning	—

Total shareholder equity	—

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	$—

Mountain View Green LLC

Statement of Income

Year ended March 31, 2004

Unaudited

2004
Revenues	$—

Expense
Purchased energy	—
Unrealized purchases loss from origination and marketing	—
Natural gas	—
Operations and maintenance	—
Administration and general	—
Depreciation and amortization	—
Property taxes	—

—

Operating income (loss)	—
Interest expense and other (income) expense
Loss (earnings) from unconsolidated joint venture	—
Interest (income) expense and other, net	—

Income (loss) before income taxes and accounting change	—
Income (tax) benefit	—

Net Income (loss)	$—

Mountain View Green LLC

Statement of Cash Flows

Year ended March 31, 2004

Unaudited

OPERATING ACTIVITIES
Net income	$—
Adjustments to reconcile net income to net cash used by operating activities
Cumulative effect of accounting change, net of tax	—
Unrealized loss on derivative instruments	—
Depreciation and amortization	—
Deferred income tax, net	—
Other	—
Loss (gain) on sale of assets or subsidiary	—
Accounts receivable, prepayments, and other assets	—
Margin deposits	—
Inventories	—
Accounts payable and other accrued liabilities	—
Customer margin deposits	—
Other	—

Net cash used by operating activities	—

INVESTING ACTIVITIES
Capital expenditures	—
Purchase of a business	—
Proceeds from asset sales	—
Investment in unconsolidated subsidiary	—
Other	—

Net cash used in investing activities	—

FINANCING ACTIVITIES
Proceeds from tax adjustment	—
Proceeds from affiliates’ notes payable	—
Principal payments for capital lease obligations	—
Other	—

Net cash provided by financing activities	—

Decrease in cash and cash equivalents	—
Effect of exchange rate	—
Cash and cash equivalents at beginning of year	—

Cash and cash equivalents at end of year	$—